                                                     Registration No. 333-43615
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933



                             NATIONAL-OILWELL, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                                      76-0475815
-------------------------------            ------------------------------------
(State or Other Jurisdiction of            (I.R.S. Employer Identification No.)
Incorporation or Organization)


                                 5555 San Felipe
                              Houston, Texas 77056
                                 (713) 960-5100
   ---------------------------------------------------------------------------
   (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                             Registrant's Principal
                               Executive Offices)


                                Steven W. Krablin
                   Vice President and Chief Financial Officer
                             National-Oilwell, Inc.
                                 5555 San Felipe
                              Houston, Texas 77056
                                 (713) 960-5100
 ------------------------------------------------------------------------------
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                              of Agent For Service)



                                   Copies to:

                             David R. King, Esquire
                           Morgan, Lewis & Bockius LLP
                              2000 One Logan Square
                      Philadelphia, Pennsylvania 19103-6993
                                 (215) 963-5000



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     This Post-Effective Amendment No. 1 to the Registration Statement on Form
S-3 is being filed to deregister the remaining 383,000 shares of Common Stock that originally were registered on this Form S-3 but not sold.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas, on May 27, 1998.



                                    NATIONAL-OILWELL, INC.


                                    By: /s/ Joel V. Staff
                                       ---------------------------------------
                                       Joel V. Staff
                                       Chairman, President and Chief Executive



                                POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment has been signed below by the following persons in the capacities and on the date indicated.

                                   SIGNATURES


Signature                                            Title                                     Date
---------                                            -----                                     ----
           *                                         Chairman of the Board                     May 27, 1998
----------------------------------                   of Directors (Principal
Joel V. Staff                                        Executive Officer)


/s/ Steven W. Krablin                                Vice President and Chief                  May 27, 1998
----------------------------------                   Financial Officer (Principal
Steven W. Krablin                                    Financial Officer and Principal
                                                     Accounting Officer)


           *                                         Director                                  May 27, 1998
----------------------------------
Howard I. Bull


           *                                         Director                                  May 27, 1998
----------------------------------
James C. Comis III


           *                                         Director                                  May 27, 1998
----------------------------------
James T. Dresher


           *                                         Director                                  May 27, 1998
----------------------------------
W. McComb Dunwoody


           *                                         Director                                  May 27, 1998
----------------------------------
William E. Macaulay


           *                                         Director                                  May 27, 1998
----------------------------------
Frederick W. Pheasey


           *                                         Director                                  May 27, 1998
----------------------------------
Bruce M. Rothstein


*By: /s/ Steven W. Krablin
----------------------------------
         Attorney-in-Fact
